Supplement dated November 6, 2023 to the Prospectus dated May 1, 2015 for Protective Variable Annuity NY B Series, L Series, and C Series
(for contracts issued on or after July 15, 2013) variable annuity contracts issued by

Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective January 1, 2024, the following optional rider described in the Prospectus will no longer be available for purchase: the Protective Income Manager rider under RightTime® option. Effective, January 1, 2024, please disregard all references in the Prospectus to the purchase availability of this rider.

Please work with your financial professional if you would like to purchase this rider before January 1, 2024.

This change does not impact a rider that was previously purchased and is in effect.